Annuity Investors(R) Variable Account A

                                       of

                              ANNUITY INVESTORS(R)
                             LIFE INSURANCE COMPANY

                                       for

                                [commodore logo]








               The Commodore                    The Commodore
               Nauticus(R)                       Americus(R)

                                  June 30, 2000

                      Semiannual Report to Contract Owners

Table of Contents                                              Page

Letter from the President                                        2

Portfolio Semiannual Reports                                   Tab

   Janus Aspen Series                                            I
        Aggressive Growth Portfolio
        Worldwide Growth Portfolio
        Balanced Portfolio
        Capital Appreciation Portfolio

   Dreyfus Variable Investment Fund                             II
        Appreciation Portfolio
        Growth and Income Portfolio
        Small Cap Portfolio
   The Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Stock Index Fund

   Strong Opportunity Fund II, Inc.                            III

   Deutsche Asset Management, VIT Funds                         IV
        Deutsche VIT EAFE(R) Equity Index Fund
        Deutsche VIT Equity 500 Index Fund
        Deutsche VIT Small Cap Index Fund

   Merrill Lynch Variable Series Funds, Inc.                     V
        Basic Value Focus Fund
        Global Strategy Focus Fund
        High Current Income Fund
        Domestic Money Market Fund

   The Universal Institutional Funds, Inc.                      VI
        Morgan Stanley UIF, Inc. Fixed Income Portfolio
        Morgan Stanley UIF, Inc. U.S. Real Estate Portfolio

   PBHG Insurance Series Fund, Inc.                            VII
        PBHG Growth II Portfolio
        PBHG Technology & Communications Portfolio

                    ANNUITY INVESTORS LIFE INSURANCE COMPANY(R)



Dear Commodore Contract Owner:

I am pleased to present you with the June 30, 2000 Semiannual Reports for each of the twenty-one Portfolios offered through the sub-accounts of Annuity
Investors(R) Variable Account A. The Portfolios are managed by leading investment advisors such as Janus Capital Corporation, The Dreyfus Corporation, Strong Capital Management, Inc., Bankers Trust Company, Merrill Lynch Asset Management, L.P., Miller Anderson & Sherrerd, LLP, (a subsidiary of Morgan Stanley Dean Witter), Morgan Stanley Asset Management, and Pilgrim Baxter & Associates, Ltd. The broad range of investment options offered under your Contract allows you the flexibility to implement your own personal investment strategy and to change your mix of investments as your objectives change over time.

In the first half of 2000, the stock market, as measured by the Standard & Poor's 500 Composite Stock Index, showed a 0.43% decrease and the NYSE Composite Index decreased by 8.44%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, increased by 3.99% over the same period. The performance of the sub-accounts offered under your Contract compared favorably to the performance of these indices, as shown by the average annual total return for the period January 1, 2000 to June 30, 2000, below.*

Janus A.S.- Aggressive Growth Portfolio                               0.94  %
Janus A.S.- Worldwide Growth Portfolio                                1.43  %
Janus A.S.- Balanced Portfolio                                        0.09  %
Janus A.S.- Capital Appreciation Portfolio                           (4.59) %
Dreyfus V.I.F.- Appreciation Portfolio                                2.15  %
Dreyfus V.I.F.- Growth and Income Portfolio                          (1.50) %
Dreyfus V.I.F.- Small Cap Portfolio                                  14.00  %
The Dreyfus Socially Responsible Growth Fund, Inc.                    1.92  %
Dreyfus Stock Index Fund                                             (1.16) %
Strong Opportunity Fund II, Inc.                                      3.44  %
Deutsche VIT- EAFE(R) Equity Index Fund                              (6.24) %
Deutsche VIT- Equity 500 Index Fund                                  (1.08) %
Deutsche VIT- Small Cap Index Fund                                    1.69  %
Merrill Lynch V.S.F. Inc.- Basic Value Focus Fund                     0.04  %
Merrill Lynch V.S.F. Inc.- Global Strategy Focus Fund                (1.24) %
Merrill Lynch V.S.F. Inc.- High Current Income Fund                  (1.68) %
Merrill Lynch V.S.F. Inc.- Domestic Money Market Fund                 1.96  %
Morgan Stanley UIF, Inc.- Fixed Income Portfolio                      2.65  %
Morgan Stanley UIF, Inc.- U.S. Real Estate Portfolio                 14.87  %
PBHG Insurance Series Fund, Inc.- PBHG Growth II Portfolio           19.35  %
PBHG Insurance Series Fund, Inc.- PBHG Tech. & Comm. Portfolio       16.21  %

[FN]
*Performance figures are net of all sub-account charges, but do not reflect contingent deferred sales charges and contract maintenance fees.


I, and my colleagues at Annuity Investors Life Insurance Company(R), look forward to serving you in the future.

Sincerely,


/s/--------------------
Charles R. Scheper/
President

The Financial Statements of the following investment companies (Registrant) are made a part hereof and incorporated herein:

Registrant                                              1940 Act Number

Janus Aspen Series                                           811-07736
         Aggressive Growth Portfolio
         Capital Appreciation Portfolio
         Worldwide Growth Portfolio
         Balanced Portfolio

Dreyfus Variable Investment Fund                             811-05125
         Appreciation Portfolio
         Growth and Income Portfolio
         Small Cap Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc.           811-07044

Dreyfus Stock Index Fund                                     811-05179

Strong Opportunity Fund II, Inc.                             811-06552

Deutsche Asset Management, VIT Funds                         811-07507
         Deutsche VIT EAFE (R) Equity Index Fund
         Deutsche VIT Equity 500 Index Fund
         Deutsche VIT Small Cap Index Fund

Merrill Lynch Variable Series Funds, Inc.                    811-03290
         Basic Value Focus Fund
         Domestic Money Market Fund
         Global Strategy Focus Fund
         High Current Income Fund

The Universal Institutional Funds, Inc.                      811-07607
         U.S. Real Estate Portfolio
         Fixed Income Portfolio

PBHG Insurance Series Fund, Inc                              811-08009
         PBHG Growth II Portfolio
         PBHG Technology & Communications Portfolio

Annuity Investors Life Insurance Company(R)
P. O. Box 5423
Cincinnati, Ohio 45201-5423
1-800-789-6771
www.commodoreva.com



Underwritten and Distributed by:

AAG Securities, Inc.
Member NASD
250 East Fifth Street
Cincinnati, Ohio  45202

                               Annuity Investors(R)
                             Life Insurance Company


                                       for


                                [commodore logo]






This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company and Annuity Investors Variable Account
A. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For a current prospectus, please call 1-800-789-6771. Please read it carefully before you invest or send money.



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